EXHIBIT ITEM 77C:  MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS

A Special Meeting of Shareholders of Century Capital Management Trust was held on July 30, 2007. At the meeting, the following persons were elected to the Board of Trustees: William Gray, Stephen W. Kidder, Jerrold Mitchell, Jerry S. Rosenbloom, David D. Tripple, Laura A. Johnson, Ellen M. Zane, Alexander L. Thorndike and Davis R. Fulkerson. In addition, the shareholders of Century Shares Trust approved all proposals to amend, eliminate or reclassify the Fund's fundamental investment policies, as described below. The shareholders of Century Small Cap Select Fund approved proposals to amend the fundamental investment policies regarding borrowing money, the issuance of senior securities, underwriting securities and making loans, but did not approve the proposals to amend the policies regarding investing in real estate and commodities.

The results of the voting on each Proposal were as follows:


Proposal I:       To elect a Board of Trustees.
-------------------------------- ------------------ --------------------------- ------------------- ------------------
                                                               % of                    % of
                                       FOR              OUTSTANDING SHARES         VOTED SHARES         WITHHELD
-------------------------------- ------------------ --------------------------- ------------------- ------------------
William Gray                      32,729,733.613             73.977%                 98.366%           543,634.681
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Stephen W. Kidder                 32,727,370.788             73.971%                 98.359%           545,997.506
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Jerrold Mitchell                  32,719,184.744             73.953%                 98.334%           554,183.550
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Jerry S. Rosenbloom               32,732,001.792             73.982%                 98.373%           541,366.502
-------------------------------- ------------------ --------------------------- ------------------- ------------------
David D. Tripple                  32,726,345.950             73.969%                 98.356%           547,022.344
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Laura A. Johnson                  32,702,263.295             73.915%                 98.284%           571,104.999
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Ellen M. Zane                     32,730,758.922             73.979%                 98.369%           542,609.372
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Alexander L. Thorndike            32,743,357.816             74.007%                 98.407%           530,010.478
-------------------------------- ------------------ --------------------------- ------------------- ------------------
Davis R. Fulkerson                32,752,904.678             74.029%                 98.436%           520,463.616
-------------------------------- ------------------ --------------------------- ------------------- ------------------


CENTURY SMALL CAP SELECT FUND


Proposal II.A: To approve amendments to the fundamental investment policy regarding borrowing money.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             19,104,225.110               56.180%                 69.993%
----------------------------- --------------------- --------------------------- -------------------
Against                          1,127,007.343                3.314%                  4.129%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            196,728.045                0.579%                  0.721%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.B: To approve amendments to the fundamental investment policy regarding the issuance of senior securities.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             18,720.464.854               55.052%                 68.587%
----------------------------- --------------------- --------------------------- -------------------
Against                          1,491,759.291                4.387%                  5.465%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            215,736.353                0.634%                  0.790%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.C: To approve amendments to the fundamental investment policy regarding underwriting securities.
----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             18,799,073.943               55.283%                 68.875%
----------------------------- --------------------- --------------------------- -------------------
Against                          1,399,628.668                4.116%                  5.128%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            229,257.887                0.674%                  0.840%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.D: To approve amendments to the fundamental investment policy regarding investing in real estate.
----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             15,988,461.744               47.018%                 58.578%
----------------------------- --------------------- --------------------------- -------------------
Against                          4,234,132.617               12.451%                 15.513%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            205,366.137                0.604%                  0.752%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.E: To approve amendments to the fundamental investment policy regarding investing in commodities.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             15,697,405.727               46.162%                 57.512%
----------------------------- --------------------- --------------------------- -------------------
Against                          4,510,435.499               13.264%                 16.525%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            220,119.272                0.647%                  0.806%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.F: To approve amendments to the fundamental investment policy regarding making loans.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                             18,727,431.680               55.072%                 68.613%
----------------------------- --------------------- --------------------------- -------------------
Against                          1,491,280.762                4.385%                  5.464%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            209,248.056                0.615%                  0.767%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 6,866,324.470               20.192%                 25.157%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                           27,294,284.968               80.265%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

CENTURY SHARES TRUST

Proposal II.A: To approve amendments to the fundamental investment policy regarding borrowing money.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,131,217.135               40.351%                 69.094%
----------------------------- --------------------- --------------------------- -------------------
Against                            379,636.208                3.708%                  6.349%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            175,545.983                1.715%                  2.936%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.B: To approve amendments to the fundamental investment policy regarding the issuance of senior securities.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,120,110.885               40.242%                 68.909%
----------------------------- --------------------- --------------------------- -------------------
Against                            392,898.646                3.838%                  6.571%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            173,389.795                1.694%                  2.900%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.C: To approve amendments to the fundamental investment policy regarding underwriting securities.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,184,450.581               40.871%                 69.985%
----------------------------- --------------------- --------------------------- -------------------
Against                            329,651.476                3.220%                  5.513%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            172,297.269                1.683%                  2.882%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.D: To approve amendments to the fundamental investment policy regarding investing in real estate.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,112,322.607               40.166%                 68.778%
----------------------------- --------------------- --------------------------- -------------------
Against                            406,451.744                3.970%                  6.798%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            167,624.975                1.637%                  2.804%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.E: To approve amendments to the fundamental investment policy regarding investing in commodities.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,088,543.384               39.934%                 68.381%
----------------------------- --------------------- --------------------------- -------------------
Against                            429,425.056                4.194%                  7.182%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            168,430.886                1.645%                  2.817%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal II.F: To approve amendments to the fundamental investment policy regarding making loans.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,092,876.303               39.976%                 68.453%
----------------------------- --------------------- --------------------------- -------------------
Against                            426,833.651                4.169%                  7.139%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            166,689.372                1.628%                  2.788%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------


Proposal III.A: To approve the elimination of the fundamental investment policy regarding diversification.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,149,513.417               40.530%                 69.400%
----------------------------- --------------------- --------------------------- -------------------
Against                            367,310.803                3.588%                  6.143%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            169,575.106                1.656%                  2.836%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------


Proposal III.B: To approve the elimination of the fundamental investment policy regarding companies with fewer than three years continuous operations.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,097,789.202               40.024%                 68.535%
----------------------------- --------------------- --------------------------- -------------------
Against                            406,330.730                3.969%                  6.796%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            182,279.394                1.780%                  3.049%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal III.C: To approve the elimination of the fundamental investment policy regarding investing for control.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,083,482.223               39.885%                 68.296%
----------------------------- --------------------- --------------------------- -------------------
Against                            419,234.451                4.095%                  7.012%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            183,682.652                1.794%                  3.072%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal III.D: To approve the elimination of the fundamental investment policy regarding companies in which trustees and officers are shareholders.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,063,132.760               39.686%                 67.956%
----------------------------- --------------------- --------------------------- -------------------
Against                            433,915.715                4.238%                  7.257%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            189,350.851                1.849%                  3.167%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal IV.A: To approve the reclassification of the policy regarding debt securities as non-fundamental.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,113,419.634               40.177%                 68.797%
----------------------------- --------------------- --------------------------- -------------------
Against                            372,955.201                3.643%                  6.238%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            200,024.491                1.954%                  3.345%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal IV.B: To approve the reclassification of the policy regarding investment companies as non-fundamental.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,102,872.691               40.074%                 68.620%
----------------------------- --------------------- --------------------------- -------------------
Against                            369,021.752                3.604%                  6.172%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            214,504.883                2.095%                  3.588%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------

Proposal IV.C: To approve the reclassification of the policy regarding margin purchases and short sales as non-fundamental.

----------------------------- --------------------- --------------------------- -------------------
                                                               % of                    % of
                                  SHARES VOTED          OUTSTANDING SHARES         VOTED SHARES
----------------------------- --------------------- --------------------------- -------------------
For                              4,056,781.542               39.624%                 67.850%
----------------------------- --------------------- --------------------------- -------------------
Against                            445,653.556                4.353%                  7.454%
----------------------------- --------------------- --------------------------- -------------------
Abstain                            183,964.228                1.797%                  3.077%
----------------------------- --------------------- --------------------------- -------------------
Broker Non-votes                 1,292,684.000               12.626%                 21.620%
----------------------------- --------------------- --------------------------- -------------------
TOTAL                            5,979,083.326               58.400%                 100.000%
----------------------------- --------------------- --------------------------- -------------------
